UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): October 20, 2005
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                     000-29053               04-2751645
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(State or other jurisdiction of   (Commission file number)   (IRS employer
         incorporation)                                      identification no.)


     2115 O'Nel Drive, San Jose, CA                               95131
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (408) 731-2700
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

New Lease for Harmonix Division
-------------------------------

      On October 21, 2005, YDI Wireless, Inc. received the countersigned signature pages to a Lease Agreement, dated October 7, 2005, from Adom Realty Trust, the landlord under that lease agreement. Pursuant to that agreement, YDI will lease approximately 17,000 square feet in a building located in Haverhill, Massachusetts. YDI expects to use that facility for its Harmonix Division, which needed a larger facility. The key terms of the lease are the following:

            o The term of the lease is 10 years commencing upon completion of renovations and ending on October 31, 2015, provided, however, that YDI can terminate the lease at any time after the 60th month of the term upon 8 months notice to the landlord by paying approximately $29,200 plus specified unamortized brokerage costs;

            o Base rent per month is $8,658 for the first year, $9,380 for the second and third years, $9,740 for the fourth and fifth years, $10,101 for the sixth and seventh years, $10,390 for the eighth year, $10,678 for the ninth year, and $10,967 for the tenth year;

            o YDI must also pay operating expenses, management fees, and real estate taxes under the lease;

            o YDI has one option to extend the term of the lease for 5 years at a rental rate equal to 95% of the then fair market value rent; and

            o YDI has the first option to lease additional space in the building if it becomes available.

      The foregoing description of the lease agreement between YDI and Adom Realty Trust does not purport to be complete and is qualified in its entirety by the terms and conditions of the lease agreement, a copy of which is filed as
Exhibit 10.1 to this Form 8-K and is incorporated by reference.


Separation Agreement with Kevin J. Duffy
----------------------------------------

      As reported in the Form 8-K filed by YDI Wireless with the Securities and Exchange Commission on September 20, 2005, Kevin J. Duffy ceased to be President and Chief Operating Officer of YDI effective September 15, 2005. On October 20, 2005, YDI signed a letter agreement, dated September 30, 2005, with Mr. Duffy relating to the termination of his employment with YDI. YDI agreed to pay Mr. Duffy $75,000. In addition, YDI agreed to continue Mr. Duffy's medical and dental insurance at the same cost to Mr. Duffy as when he was an employee through December 31, 2005 should Mr. Duffy elect to continue those benefits under COBRA. Mr. Duffy agreed to be available for consulting services through December 31, 2005 at no further cost to YDI and provided a general release of claims to YDI. The letter agreement terminated Mr. Duffy's employment agreement with YDI, effective September 15, 2005, except for Section 8 of that agreement (which addresses confidential information, non-competition, and intellectual property), which survives in accordance with its terms.

      The foregoing description of the letter agreement between YDI Wireless and Mr. Duffy does not purport to be complete and is qualified in its entirety by the terms and conditions of the letter agreement, a copy of which is filed as
Exhibit 10.2 to this Form 8-K and is incorporated by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YDI WIRELESS, INC.

Dated: October 26, 2005                              By:  /s/ David L. Renauld
                                                          --------------------
                                                          David L. Renauld
                                                          Vice President


                                  EXHIBIT INDEX

Number    Title
------    -----

 10.1 Lease Agreement, dated October 7, 2005, between YDI Wireless, Inc. and Adom Realty Trust.

 10.2 Letter Agreement, dated September 30, 2005, between YDI Wireless, Inc. and Kevin J. Duffy.